UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21852

Columbia Funds Series Trust II

(Exact name of registrant as specified in charter)

50606 Ameriprise Financial Center

Minneapolis, MN 55474

(Address of principal executive offices) (Zip code)

Christopher O. Petersen, Esq.

c/o Columbia Management Investment Advisers, LLC

225 Franklin Street

Boston, MA02110

(Name and address of agent for service)

Registrant's telephone number, including area code: (800) 345-6611

Date of fiscal year end: February 28

Date of reporting period: February 28, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Annual Report February 28, 2014

Columbia Equity Value Fund

President’s Message

Dear Shareholders,

Equities recovered

In the final months of 2013, the U.S. economy embraced a robust recovery. After five years of only modest progress, the pace of economic growth picked up, job gains continued, manufacturing activity accelerated and a rebound in the housing market showed staying power. Growth, as measured by gross domestic product, was 4.1% in the third quarter, with expectations for a solid fourth quarter. Job growth averaged close to 200,000 monthly. Industrial production rose at a rate of 3.3%, considerably higher than the 12-month average of 2.5%. Factories were busier than at any point since the 2008/2009 recession, with capacity utilization at 79%. Orders for durable goods were strong, bolstered by rising auto sales. Holiday spending was solid, especially online sales, which rose 10% year over year, despite a shorter season. Against this backdrop, the Federal Reserve’s (the Fed’s) announcement that it would slowly retreat from its monthly bond buying program and a bipartisan budget deal in Washington were welcome news for investors. Stocks climbed to new highs in the fourth quarter, while bonds retreated as yields moved higher. Small-cap stocks outperformed large- and mid-cap stocks, led by significant gains from the industrials, technology and consumer discretionary sectors. All 10 sectors of the S&P 500 Index delivered positive returns, although telecommunications and utilities posted only modest gains.

Fixed-income retreated

Improved economic data drove interest rates higher over the fourth quarter, credit spreads narrowed and the dollar weakened against most developed market currencies. Against this backdrop, most non-Treasury, fixed-income sectors delivered positive returns. Outgoing Fed chairman Ben Bernanke expressed concern about the persistently low level of core inflation, but gains in the labor market and reduced unemployment led to the Fed’s decision to taper its bond-buying program gradually beginning in January 2014. As the stock market soared, the riskiest sectors of the fixed-income markets fared the best. U.S. and foreign high-yield bonds were the strongest performers, followed by emerging-market and U.S. investment-grade corporate bonds. U.S. mortgage-backed securities (MBS) and securitized bonds produced negative total returns, as did U.S. Treasuries and developed world government bonds. Treasury inflation-protected bonds were the period’s biggest losers. Investment-grade municipals delivered fractional gains, as better economic conditions helped steady state finances.

Stay on track with Columbia Management

Backed by more than 100 years of experience, Columbia Management is one of the nation’s largest asset managers. At the heart of our success and, most importantly, that of our investors, are highly talented industry professionals, brought together by a unique way of working. At Columbia Management, reaching our performance goals matters, and how we reach them matters just as much.

Visit columbiamanagement.com for:

>	The Columbia Management Perspectives blog, offering insights on current market events and investment opportunities

>	Detailed up-to-date fund performance and portfolio information

>	Quarterly fund commentaries

>	Columbia Management Investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton

President, Columbia Funds

Investing involves risk including the risk of loss of principal.

The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance. The Dow Jones Industrial Average is a price weighted average of 30 actively traded shares of blue chip US industrial corporations listed on the New York Stock Exchange. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and, if available, a summary prospectus, which contains this and other important information about a fund, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2014

Columbia Equity Value Fund

Fund Investment Manager

Columbia Management Investment

Advisers, LLC

225 Franklin Street

Boston, MA 02110

Fund Distributor

Columbia Management Investment

Distributors, Inc.

225 Franklin Street

Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment

Services Corp.

P.O. Box 8081

Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2014

Columbia Equity Value Fund

Performance Overview

Performance Summary

>	Columbia Equity Value Fund (the Fund) Class A shares returned 22.21% excluding sales charges for the 12-month period that ended February 28, 2014.

>	The Fund underperformed its benchmark, the Russell 1000 Value Index, which returned 23.44% for the same time period.

>

While the Fund’s absolute gains were robust, the Fund’s underperformance relative to its benchmark can be attributed to positioning in the information technology, consumer staples and financials sectors.

Average Annual Total Returns (%) (for period ended February 28, 2014)
	Inception	1 Year	5 Years	10 Years
Class A	03/20/95
Excluding sales charges		22.21	20.71	7.24
Including sales charges		15.20	19.30	6.60
Class B	05/14/84
Excluding sales charges		21.16	19.80	6.42
Including sales charges		16.16	19.61	6.42
Class C	06/26/00
Excluding sales charges		21.23	19.79	6.42
Including sales charges		20.23	19.79	6.42
Class I*	03/04/04	22.63	21.21	7.68
Class K	03/20/95	22.31	20.88	7.40
Class R*	12/11/06	21.88	20.39	6.98
Class R4*	12/11/06	22.45	20.79	7.25
Class R5*	12/11/06	22.59	21.17	7.53
Class W*	12/01/06	22.16	20.66	7.19
Class Y*	02/28/13	22.76	20.81	7.29
Class Z*	09/27/10	22.40	20.92	7.33
Russell 1000 Value Index		23.44	23.18	7.24

Returns for Class A are shown with and without the maximum initial sales charge of 5.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund’s other classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the oldest share class of the Fund, Class B, are no longer available, Class A shares of the Fund were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

The Russell 1000 Value Index, an unmanaged index, measures the performance of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

2	Annual Report 2014

Columbia Equity Value Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (March 1, 2004 — February 28, 2014)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Equity Value Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2014	3

Columbia Equity Value Fund

Manager Discussion of Fund Performance

Portfolio Management

Steve Schroll

Paul Stocking

Dean Ramos, CFA

Morningstar Style Box™

The Morningstar Style Box™ is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

© 2014 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Top Ten Holdings (%) (at February 28, 2014)
JPMorgan Chase & Co.	3.2
Exxon Mobil Corp.	2.9
Wells Fargo & Co.	2.8
Citigroup, Inc.	2.8
General Electric Co.	2.6
Chevron Corp.	2.5
Bank of America Corp.	2.4
Merck & Co., Inc.	2.3
Walt Disney Co. (The)	2.2
Goldman Sachs Group, Inc. (The)	2.0

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

For the 12-month period that ended February 28, 2014, the Fund’s Class A shares returned 22.21% excluding sales charges. The Fund underperformed its benchmark, the Russell 1000 Value Index, which increased 23.44% during the same time period. While the Fund’s absolute gains were robust, the Fund’s underperformance relative to its benchmark can be attributed to positioning in the information technology, consumer staples and financials sectors.

U.S. Equity Market Posted Strong Gains

Following a strong first quarter of 2013 when investors turned attention to the modest but continued strengthening of the U.S. economy, volatility heightened in the second calendar quarter, as uncertainty about the global economy, monetary policy and the impact of the sequester’s spending cuts weighed on investors. While consumers weathered the domestic drag well, businesses remained cautious, keeping inventories, capital expenditures and staffs lean. U.S. equities delivered positive returns during the third quarter of 2013 despite threats of military action in Syria, rumblings from Iran and an impending showdown over the U.S. debt ceiling. Still, robust economic growth continued to elude the U.S. economy, which merely plodded along. The Federal Reserve (the Fed) unsettled investors with a hint that it was ready to taper its purchase of U.S. Treasury and mortgage securities. However, the Fed’s decision to not take any action at its September 2013 meeting rallied stocks to new highs. In the final months of 2013, the U.S. economy embraced a healthy recovery, with job gains continuing, manufacturing activity accelerating and a rebound in housing showing staying power. Against this backdrop, the Fed’s announcement in mid-December that it would slowly retreat from its monthly bond purchases and a bipartisan budget deal in Washington D.C. were welcome news for investors, and U.S. equities climbed to new highs.

The U.S. equity market reacted poorly to reports of lower Chinese manufacturing and fell in January 2014. However, the decline was short-lived, with U.S. equities subsequently regaining losses in February to set yet another all-time high. Global concerns heightened amidst conflict in the Ukraine, but investors generally remained positive on U.S. equities given strong corporate earnings reports and guidance.

During the annual period overall, nine of the ten sectors in the benchmark generated positive double-digit absolute returns, led by the consumer discretionary, information technology and health care sectors. Telecommunication services generated a negative return.

Stock Selection in Information Technology Hampered Results

Detracting from the Fund’s results most was stock selection in information technology, where not owning semiconductor companies that performed well particularly hurt. Also hampering results were overweighted positions in several larger, more mature companies, such as Oracle, Cisco Systems and Teradata, during a period when smaller, newer information technology companies were in favor. These larger companies were also impacted by weak enterprise information technology demand in 2013 and disappointing results from international business.

Overweight exposure to the food products and tobacco industries within consumer staples hurt modestly, as these generally higher yielding industries were impacted by rising interest rates. Also, unable to pass along higher input costs, each faced margin pressures.

4	Annual Report 2014

Columbia Equity Value Fund

Manager Discussion of Fund Performance (continued)

Within financials, exposure to several insurance companies, including XL Group and Ace, detracted, as the industry faced pricing pressures amidst modest economic growth.

Further detracting from the Fund’s results was a position in fertilizer company The Mosaic Company. Shares of the company sold off sharply when one of the world’s largest potash producers announced news that was widely anticipated would have a significant negative impact on the price of potash. We subsequently sold the Fund’s position.

Utilities and Health Care Positioning Helped Results

Stock selection was strong within the utilities sector, with a broad basket of companies performing well. Having an underweighted allocation to utilities, which lagged the benchmark, also buoyed Fund results.

An overweighted allocation to the strongly performing health care sector contributed positively as did an emphasis on the pharmaceuticals, health care equipment and life sciences industries. A particularly strong performer was generic pharmaceuticals company Actavis, which posted robust results on its acquisition of Forest Laboratories. The benefit to the Fund of owning Actavis more than offset the detracting effect of the Fund not owning Forest Laboratories.

Stock selection proved especially effective in the telecommunication services sector. An underweight position in AT&T, which lagged the benchmark, and exposure to Deutsche Telekom, which outpaced the benchmark, helped Fund results.

An underweighted allocation to energy, which underperformed the benchmark, contributed positively to Fund performance. An underweight position in integrated oils company Exxon Mobil, which performed poorly, and an overweighted position in oil and gas exploration and production company Pioneer Natural Resources, which performed well on proven reserves growth in the Permian and Eagle Ford basins, contributed positively to Fund results.

Company-Specific Drivers Drove Sector Weighting Changes

During the annual period, we increased the Fund’s positions in energy and materials and decreased its allocations to consumer discretionary and information technology. Within the financials sector, we reduced Fund exposure to the insurance industry and rotated capital into larger diversified banks. Changes in sector weightings were the result primarily of active trading decisions, based on relative valuation analysis and/or company-specific fundamentals.

Looking Ahead

Following strong performance relative to other asset classes in 2013, we currently believe U.S. equities have the potential to perform well in 2014, albeit perhaps not as well as last year. While valuations for most U.S. stocks did not appear as cheap at the end of February 2014 as they were 12 months prior, we believe they were still fairly valued, especially relative to fixed income. Indeed, we believe corporate earnings have been strong and guidance has been encouraging for the most part. Balance sheets remain healthy at this time with high cash levels and low debt. At this time, we believe the U.S. economy may continue to benefit from an improving labor market, a better housing market, reduced fiscal drag, normalization of monetary policy, eurozone recovery, aggressive Japanese economic stimulus and

Portfolio Breakdown (%) (at February 28, 2014)
Common Stocks	98.7
Consumer Discretionary	7.5
Consumer Staples	7.1
Energy	14.1
Financials	23.6
Health Care	16.9
Industrials	14.6
Information Technology	6.1
Materials	4.0
Telecommunication Services	1.8
Utilities	3.0
Money Market Funds	1.3
Total	100.0

Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

Investment Risks

Value securities involve the risk that they may never reach what the portfolio managers believe is their full market value either because the market fails to recognize the stock‘s intrinsic worth or the portfolio managers misgauged that worth. They also may decline in price, even though in theory they are already undervalued. See the Fund’s prospectus for information on these and other risks.

Annual Report 2014	5

Columbia Equity Value Fund

Manager Discussion of Fund Performance (continued)

an increased divergence in strength between U.S. and emerging markets. There will almost certainly be challenges along the way, such as geopolitical risk and the unknown impact of ongoing Fed tapering, but we believe U.S. equity markets may still provide reasonably attractive returns in the coming months.

We believe a disciplined focus on business fundamentals and company managements as prudent stewards of capital should ultimately reward investors with a long-term perspective, and so we maintain our bottom-up, fundamentally-based stock selection strategy.

6	Annual Report 2014

Columbia Equity Value Fund

Understanding Your Fund’s Expenses

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund’s Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare With Other Funds” below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

September 1, 2013 – February 28, 2014

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund’s Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,127.40	1,019.05	6.26	5.94	1.18
Class B	1,000.00	1,000.00	1,122.40	1,015.31	10.21	9.70	1.93
Class C	1,000.00	1,000.00	1,122.60	1,015.31	10.21	9.70	1.93
Class I	1,000.00	1,000.00	1,129.10	1,021.29	3.87	3.68	0.73
Class K	1,000.00	1,000.00	1,127.80	1,019.75	5.52	5.24	1.04
Class R	1,000.00	1,000.00	1,126.20	1,017.80	7.58	7.19	1.43
Class R4	1,000.00	1,000.00	1,128.40	1,020.29	4.93	4.68	0.93
Class R5	1,000.00	1,000.00	1,128.80	1,021.14	4.03	3.83	0.76
Class W	1,000.00	1,000.00	1,126.60	1,019.05	6.26	5.94	1.18
Class Y	1,000.00	1,000.00	1,130.10	1,021.39	3.77	3.58	0.71
Class Z	1,000.00	1,000.00	1,127.80	1,020.29	4.93	4.68	0.93

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2014	7

Columbia Equity Value Fund

Portfolio of Investments

February 28, 2014

(Percentages represent value of investments compared to net assets)

Common Stocks 98.4%
Issuer	Shares	Value ($)
Consumer Discretionary 7.5%
Automobiles 1.1%

General Motors Co.(a)	341,265	12,353,793

Hotels, Restaurants & Leisure 0.5%

Royal Caribbean Cruises Ltd.	112,594	5,959,601

Media 5.4%

Comcast Corp., Class A	115,842	5,987,873

Omnicom Group, Inc.	62,640	4,740,595

Publicis Groupe SA	25,961	2,465,378

Reed Elsevier PLC	236,213	3,621,267

Time Warner, Inc.	220,086	14,774,373

Walt Disney Co. (The)	295,278	23,861,415

WPP PLC	158,114	3,463,191

Total		58,914,092

Specialty Retail 0.5%

Home Depot, Inc. (The)	62,678	5,141,476

Total Consumer Discretionary		82,368,962

Consumer Staples 7.0%
Beverages 0.8%

Coca-Cola Co. (The)	224,976	8,594,083

Food & Staples Retailing 2.0%

CVS Caremark Corp.	123,751	9,051,148

SYSCO Corp.	151,985	5,474,500

Walgreen Co.	115,563	7,852,506

Total		22,378,154

Food Products 1.4%

Kellogg Co.	84,375	5,120,718

Kraft Foods Group, Inc.	75,433	4,169,182

Mondelez International, Inc., Class A	171,466	5,834,988

Total		15,124,888

Household Products 2.1%

Kimberly-Clark Corp.	51,430	5,675,301

Procter & Gamble Co. (The)	224,167	17,632,976

Total		23,308,277

Tobacco 0.7%

Altria Group, Inc.	104,652	3,794,682

Philip Morris International, Inc.	46,930	3,797,106

Total		7,591,788

Total Consumer Staples		76,997,190

Energy 14.1%
Energy Equipment & Services 1.8%

Halliburton Co.	109,136	6,220,752

Common Stocks (continued)
Issuer	Shares	Value ($)

Schlumberger Ltd.	142,281	13,232,133

Total		19,452,885

Oil, Gas & Consumable Fuels 12.3%

BP PLC, ADR	223,038	11,287,953

Chevron Corp.	229,546	26,473,540

Cobalt International Energy, Inc.(a)	121,591	2,344,275

Enbridge, Inc.	55,096	2,330,010

EQT Corp.	62,159	6,358,244

Exxon Mobil Corp.	326,247	31,407,799

Occidental Petroleum Corp.	124,342	12,001,490

Phillips 66	132,362	9,908,619

Pioneer Natural Resources Co.	51,580	10,376,864

Royal Dutch Shell PLC, ADR	83,402	6,077,504

Royal Dutch Shell PLC, Class A	156,126	5,694,184

Suncor Energy, Inc.	307,326	10,154,051

Total		134,414,533

Total Energy		153,867,418

Financials 23.6%
Capital Markets 4.0%

Bank of New York Mellon Corp. (The)	110,667	3,541,344

BlackRock, Inc.	17,540	5,346,893

Goldman Sachs Group, Inc. (The)	128,437	21,378,339

Morgan Stanley	435,231	13,405,115

Total		43,671,691

Commercial Banks 5.0%

Fifth Third Bancorp	298,404	6,473,875

KeyCorp	276,494	3,641,426

PNC Financial Services Group, Inc. (The)	54,604	4,465,515

Regions Financial Corp.	309,705	3,295,261

Wells Fargo & Co.	653,612	30,340,669

Zions Bancorporation	198,674	6,198,629

Total		54,415,375

Consumer Finance 1.3%

Capital One Financial Corp.	147,197	10,808,676

Discover Financial Services	66,899	3,838,664

Total		14,647,340

Diversified Financial Services 8.3%

Bank of America Corp.	1,561,320	25,808,620

Citigroup, Inc.	609,284	29,629,481

JPMorgan Chase & Co.	614,669	34,925,492

Total		90,363,593

Insurance 4.7%

ACE Ltd.	130,415	12,763,716

The accompanying Notes to Financial Statements are an integral part of this statement.

8	Annual Report 2014

Columbia Equity Value Fund

Portfolio of Investments (continued)

February 28, 2014

Common Stocks (continued)
Issuer	Shares	Value ($)

Allstate Corp. (The)	186,109	10,098,274

American International Group, Inc.	161,691	8,047,361

MetLife, Inc.	195,477	9,904,820

Travelers Companies, Inc. (The)	33,949	2,846,284

XL Group PLC	240,485	7,310,744

Total		50,971,199

Real Estate Investment Trusts (REITs) 0.3%

Weyerhaeuser Co.	132,989	3,924,506

Total Financials		257,993,704

Health Care 16.8%
Biotechnology 0.7%

Gilead Sciences, Inc.(a)	91,222	7,552,269

Health Care Equipment & Supplies 3.0%

Abbott Laboratories	265,435	10,559,004

Boston Scientific Corp.(a)	492,078	6,446,222

Medtronic, Inc.	171,665	10,172,868

Zimmer Holdings, Inc.	59,688	5,601,122

Total		32,779,216

Health Care Providers & Services 2.3%

Cardinal Health, Inc.	52,985	3,790,017

HCA Holdings, Inc.(a)	115,881	5,933,107

UnitedHealth Group, Inc.	111,431	8,610,274

Universal Health Services, Inc., Class B	85,064	6,828,938

Total		25,162,336

Life Sciences Tools & Services 1.4%

Thermo Fisher Scientific, Inc.	123,719	15,407,964

Pharmaceuticals 9.4%

AbbVie, Inc.	58,737	2,990,301

Actavis PLC(a)	39,518	8,726,365

Eli Lilly & Co.	183,154	10,917,810

Johnson & Johnson	196,906	18,138,981

Merck & Co., Inc.	428,447	24,417,194

Novartis AG, ADR	155,016	12,894,231

Pfizer, Inc.	420,823	13,512,626

Roche Holding AG, ADR	222,132	8,525,426

Roche Holding AG, Genusschein Shares	9,515	2,936,181

Total		103,059,115

Total Health Care		183,960,900

Industrials 14.5%
Aerospace & Defense 4.2%

Boeing Co. (The)	108,175	13,945,921

Honeywell International, Inc.	170,779	16,128,368

Common Stocks (continued)
Issuer	Shares	Value ($)

United Technologies Corp.	131,493	15,387,311

Total		45,461,600

Airlines 1.9%

Delta Air Lines, Inc.	257,587	8,554,464

United Continental Holdings, Inc.(a)	265,165	11,921,819

Total		20,476,283

Commercial Services & Supplies 1.1%

ADT Corp. (The)	123,339	3,787,741

Republic Services, Inc.	160,818	5,485,502

Tyco International Ltd.	64,474	2,719,513

Total		11,992,756

Construction & Engineering 0.5%

Fluor Corp.	65,859	5,116,586

Electrical Equipment 1.3%

ABB Ltd., ADR	306,697	7,814,640

Eaton Corp. PLC	93,027	6,950,047

Total		14,764,687

Industrial Conglomerates 2.5%

General Electric Co.	1,096,993	27,940,412

Machinery 1.8%

Caterpillar, Inc.	64,812	6,284,820

Parker Hannifin Corp.	74,219	8,947,100

Pentair Ltd.	55,472	4,482,692

Total		19,714,612

Road & Rail 1.2%

CSX Corp.	263,436	7,299,811

Union Pacific Corp.	32,905	5,935,404

Total		13,235,215

Total Industrials		158,702,151

Information Technology 6.1%
Communications Equipment 1.9%

Cisco Systems, Inc.	937,912	20,446,482

Computers & Peripherals 1.8%

Apple, Inc.	20,098	10,576,371

EMC Corp.	118,534	3,125,742

Hewlett-Packard Co.	211,664	6,324,520

Total		20,026,633

Electronic Equipment, Instruments & Components 0.4%

TE Connectivity Ltd.	74,758	4,379,324

IT Services 0.5%

Xerox Corp.	481,422	5,290,828

Semiconductors & Semiconductor Equipment 1.0%

Analog Devices, Inc.	27,600	1,402,632

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	9

Columbia Equity Value Fund

Portfolio of Investments (continued)

February 28, 2014

Common Stocks (continued)
Issuer	Shares	Value ($)

Intel Corp.	316,012	7,824,457

Microchip Technology, Inc.	26,784	1,220,011

Total		10,447,100

Software 0.5%

CA, Inc.	45,936	1,538,856

Symantec Corp.	197,907	4,251,042

Total		5,789,898

Total Information Technology		66,380,265

Materials 4.0%
Chemicals 3.0%

Dow Chemical Co. (The)	344,030	16,757,701

LyondellBasell Industries NV, Class A	136,319	12,006,978

Mosaic Co. (The)	75,525	3,690,151

Total		32,454,830

Paper & Forest Products 1.0%

International Paper Co.	234,462	11,462,847

Total Materials		43,917,677

Telecommunication Services 1.8%
Diversified Telecommunication Services 1.6%

Deutsche Telekom AG, ADR	294,236	4,959,348

Verizon Communications, Inc.	261,205	12,428,125

Total		17,387,473

Wireless Telecommunication Services 0.2%

Vodafone Group PLC, ADR	65,221	2,711,263

Total Telecommunication Services		20,098,736

Common Stocks (continued)
Issuer	Shares	Value ($)
Utilities 3.0%
Electric Utilities 1.0%

Duke Energy Corp.	63,682	4,513,780

NextEra Energy, Inc.	71,652	6,548,277

Total		11,062,057

Multi-Utilities 2.0%

Dominion Resources, Inc.	87,811	6,094,083

PG&E Corp.	131,802	5,807,196

Sempra Energy	100,755	9,518,325

Total		21,419,604

Total Utilities		32,481,661

Total Common Stocks
(Cost: $866,349,477)		1,076,768,664

Money Market Funds 1.3%
	Shares	Value ($)

Columbia Short-Term Cash Fund, 0.098%(b)(c)	13,818,722	13,818,722

Total Money Market Funds
(Cost: $13,818,722)		13,818,722

Total Investments
(Cost: $880,168,199)		1,090,587,386

Other Assets & Liabilities, Net		3,050,156

Net Assets		1,093,637,542

Notes to Portfolio of Investments

(a)	Non-income producing.

(b)	The rate shown is the seven-day current annualized yield at February 28, 2014.

(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended February 28, 2014, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	6,238,554	460,297,550	(452,717,382)	13,818,722	18,763	13,818,722

Abbreviation Legend

ADR	American Depositary Receipt

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market

The accompanying Notes to Financial Statements are an integral part of this statement.

10	Annual Report 2014

Columbia Equity Value Fund

Portfolio of Investments (continued)

February 28, 2014

Fair Value Measurements (continued)

participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements – Security Valuation.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	11

Columbia Equity Value Fund

Portfolio of Investments (continued)

February 28, 2014

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund’s investments at February 28, 2014:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities

Common Stocks

Consumer Discretionary	72,819,126	9,549,836	—	82,368,962

Consumer Staples	76,997,190	—	—	76,997,190

Energy	148,173,234	5,694,184	—	153,867,418

Financials	257,993,704	—	—	257,993,704

Health Care	181,024,719	2,936,181	—	183,960,900

Industrials	158,702,151	—	—	158,702,151

Information Technology	66,380,265	—	—	66,380,265

Materials	43,917,677	—	—	43,917,677

Telecommunication Services	20,098,736	—	—	20,098,736

Utilities	32,481,661	—	—	32,481,661

Total Equity Securities	1,058,588,463	18,180,201	—	1,076,768,664

Mutual Funds

Money Market Funds	13,818,722	—	—	13,818,722

Total Mutual Funds	13,818,722	—	—	13,818,722

Total	1,072,407,185	18,180,201	—	1,090,587,386

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The models utilized by the third party statistical pricing service take into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and ETF movements.

There were no transfers of financial assets between levels during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

12	Annual Report 2014

Columbia Equity Value Fund

Statement of Assets and Liabilities

February 28, 2014

Assets

Investments, at value

Unaffiliated issuers (identified cost $866,349,477)	$1,076,768,664

Affiliated issuers (identified cost $13,818,722)	13,818,722

Total investments (identified cost $880,168,199)	1,090,587,386

Receivable for:

Investments sold	25,087,766

Capital shares sold	144,693

Dividends	3,758,701

Reclaims	75,801

Expense reimbursement due from Investment Manager	1,112

Prepaid expenses	2,430

Total assets	1,119,657,889

Liabilities

Payable for:

Investments purchased	24,725,326

Capital shares purchased	819,922

Investment management fees	18,899

Distribution and/or service fees	7,627

Transfer agent fees	147,690

Administration fees	1,701

Plan administration fees	871

Compensation of board members	182,604

Other expenses	115,707

Total liabilities	26,020,347

Net assets applicable to outstanding capital stock	$1,093,637,542

Represented by

Paid-in capital	$913,156,546

Undistributed net investment income	2,009,349

Accumulated net realized loss	(31,948,364)

Unrealized appreciation (depreciation) on:

Investments	210,419,187

Foreign currency translations	824

Total — representing net assets applicable to outstanding capital stock	$1,093,637,542

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	13

Columbia Equity Value Fund

Statement of Assets and Liabilities (continued)

February 28, 2014

Class A

Net assets	$925,249,431

Shares outstanding	67,152,512

Net asset value per share	$13.78

Maximum offering price per share(a)	$14.62

Class B

Net assets	$15,807,062

Shares outstanding	1,141,022

Net asset value per share	$13.85

Class C

Net assets	$31,265,404

Shares outstanding	2,290,740

Net asset value per share	$13.65

Class I

Net assets	$15,660

Shares outstanding	1,162

Net asset value per share(b)	$13.47

Class K

Net assets	$4,514,174

Shares outstanding	326,574

Net asset value per share	$13.82

Class R

Net assets	$991,677

Shares outstanding	72,095

Net asset value per share	$13.76

Class R4

Net assets	$104,819

Shares outstanding	7,583

Net asset value per share	$13.82

Class R5

Net assets	$22,106

Shares outstanding	1,605

Net asset value per share(b)	$13.78

Class W

Net assets	$19,329

Shares outstanding	1,394

Net asset value per share(b)	$13.86

Class Y

Net assets	$6,169

Shares outstanding	456

Net asset value per share(b)	$13.52

Class Z

Net assets	$115,641,711

Shares outstanding	8,384,025

Net asset value per share	$13.79

(a)	The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 5.75%.

(b)	Net asset value per share rounds to this amount due to fractional shares outstanding.

The accompanying Notes to Financial Statements are an integral part of this statement.

14	Annual Report 2014

Columbia Equity Value Fund

Statement of Operations

Year Ended February 28, 2014

Net investment income
Income:
Dividends — unaffiliated issuers	$25,628,190
Dividends — affiliated issuers	18,763
Interest	2,245
Foreign taxes withheld	(164,939)

Total income	25,484,259

Expenses:
Investment management fees	7,096,328
Distribution and/or service fees
Class A	2,439,859
Class B	176,551
Class C	261,412
Class R	4,242
Class W	44
Transfer agent fees
Class A	2,004,200
Class B	36,541
Class C	53,105
Class K	1,981
Class R	1,721
Class R4	112
Class R5	362
Class W	36
Class Z	209,519
Administration fees	637,659
Plan administration fees
Class K	9,906
Compensation of board members	46,781
Custodian fees	15,893
Printing and postage fees	233,419
Registration fees	87,843
Professional fees	51,765
Other	93,188

Total expenses	13,462,467
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(46,438)
Expense reductions	(19,862)

Total net expenses	13,396,167

Net investment income	12,088,092

Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	237,712,953
Foreign currency translations	(3,087)

Net realized gain	237,709,866
Net change in unrealized appreciation (depreciation) on:
Investments	(34,542,117)
Foreign currency translations	1,062

Net change in unrealized appreciation (depreciation)	(34,541,055)

Net realized and unrealized gain	203,168,811

Net increase in net assets resulting from operations	$215,256,903

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	15

Columbia Equity Value Fund

Statement of Changes in Net Assets

	Year Ended February 28, 2014	Year Ended February 28, 2013(a)
Operations

Net investment income	$12,088,092	$8,264,589

Net realized gain	237,709,866	50,262,793

Net change in unrealized appreciation (depreciation)	(34,541,055)	8,048,764

Net increase in net assets resulting from operations	215,256,903	66,576,146

Distributions to shareholders

Net investment income

Class A	(10,165,944)	(8,645,068)

Class B	(56,629)	(107,952)

Class C	(77,005)	(30,450)

Class I	(231)	(185)

Class K	(47,204)	(46,158)

Class R	(6,529)	(386)

Class R4	(708)	(111)

Class R5	(12,852)	(20,143)

Class W	(183)	(188)

Class Y	(45,624)	—

Class Z	(1,197,513)	(11,156)

Net realized gains

Class A	(38,037,382)	—

Class B	(588,155)	—

Class C	(1,082,448)	—

Class I	(564)	—

Class K	(144,675)	—

Class R	(35,720)	—

Class R4	(3,326)	—

Class R5	(328)	—

Class W	(663)	—

Class Y	(146,169)	—

Class Z	(4,070,311)	—

Total distributions to shareholders	(55,720,163)	(8,861,797)

Increase (decrease) in net assets from capital stock activity	324,499,065	(71,003,723)

Total increase (decrease) in net assets	484,035,805	(13,289,374)

Net assets at beginning of year	609,601,737	622,891,111

Net assets at end of year	$1,093,637,542	$609,601,737

Undistributed net investment income	$2,009,349	$1,773,947

(a)	Class Y shares commenced operations on February 28, 2013.

The accompanying Notes to Financial Statements are an integral part of this statement.

16	Annual Report 2014

Columbia Equity Value Fund

Statement of Changes in Net Assets (continued)

	Year Ended February 28, 2014		Year Ended February 28, 2013(a)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class A shares

Subscriptions(b)	5,872,394	76,730,961	5,763,865	62,013,117

Fund merger	32,813,908	405,567,944	—	—

Distributions reinvested	3,425,665	44,823,064	790,914	8,511,381

Redemptions	(24,628,798)	(327,382,259)	(12,416,280)	(134,287,538)

Net increase (decrease)	17,483,169	199,739,710	(5,861,501)	(63,763,040)

Class B shares

Subscriptions	20,403	269,593	15,201	164,952

Fund merger	680,034	8,456,462	—	—

Distributions reinvested	45,979	607,795	9,862	106,986

Redemptions(b)	(676,370)	(9,002,320)	(718,595)	(7,554,084)

Net increase (decrease)	70,046	331,530	(693,532)	(7,282,146)

Class C shares

Subscriptions	123,307	1,614,131	31,445	336,331

Fund merger	2,025,364	24,825,553	—	—

Distributions reinvested	75,462	984,360	2,754	29,583

Redemptions	(287,263)	(3,750,553)	(75,889)	(809,462)

Net increase (decrease)	1,936,870	23,673,491	(41,690)	(443,548)

Class I shares

Fund merger	271	3,282	—	—

Net increase	271	3,282	—	—

Class K shares

Subscriptions	95,562	1,249,745	72,903	800,841

Distributions reinvested	14,610	191,378	4,262	46,021

Redemptions	(69,759)	(904,906)	(47,928)	(518,792)

Net increase	40,413	536,217	29,237	328,070

Class R shares

Subscriptions	21,885	278,644	751	8,458

Fund merger	59,981	740,564	—	—

Distributions reinvested	2,980	39,041	27	293

Redemptions	(15,948)	(207,119)	(299)	(3,426)

Net increase	68,898	851,130	479	5,325

Class R4 shares

Subscriptions	9,791	130,306	—	—

Distributions reinvested	273	3,592	1	7

Redemptions	(3,197)	(42,227)	—	—

Net increase	6,867	91,671	1	7

Class R5 shares

Subscriptions	2,306	30,245	7,333	78,842

Distributions reinvested	1,017	12,723	1,860	20,007

Redemptions	(98,832)	(1,292,602)	(9,353)	(101,966)

Net decrease	(95,509)	(1,249,634)	(160)	(3,117)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	17

Columbia Equity Value Fund

Statement of Changes in Net Assets (continued)

	Year Ended February 28, 2014		Year Ended February 28, 2013(a)
	Shares	Dollars ($)	Shares	Dollars ($)
Class W shares

Subscriptions	—	—	1	8

Fund merger	263	3,277	—	—

Distributions reinvested	34	453	13	136

Redemptions	(12)	(154)	(1,267)	(13,600)

Net increase (decrease)	285	3,576	(1,253)	(13,456)

Class Y shares

Subscriptions	7	96	215	2,500

Fund merger	318,778	3,869,769	—	—

Redemptions	(318,544)	(4,257,971)	—	—

Net increase (decrease)	241	(388,106)	215	2,500

Class Z shares

Subscriptions	269,261	3,560,582	52,637	579,258

Fund merger	11,446,337	141,699,961	—	—

Distributions reinvested	286,608	3,760,075	840	9,064

Redemptions	(3,684,527)	(48,114,420)	(38,603)	(422,640)

Net increase	8,317,679	100,906,198	14,874	165,682

Total net increase (decrease)	27,829,230	324,499,065	(6,553,330)	(71,003,723)

(a)	Class Y shares commenced operations on February 28, 2013.

(b)	Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

18	Annual Report 2014

Columbia Equity Value Fund

Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any, and is not annualized for periods of less than one year.

	Year Ended February 28,				Year Ended February 29,		Year Ended March 31,
Class A	2014		2013		2012(a)		2011	2010	2009
Per share data
Net asset value, beginning of period	$11.82		$10.72		$11.02		$9.63	$6.54	$11.97

Income from investment operations:

Net investment income	0.14		0.15		0.11		0.10	0.12	0.16

Net realized and unrealized gain (loss)	2.45		1.11		(0.33)		1.40	3.10	(4.79)

Total from investment operations	2.59		1.26		(0.22)		1.50	3.22	(4.63)

Less distributions to shareholders:

Net investment income	(0.14)		(0.16)		(0.08)		(0.11)	(0.13)	(0.15)

Net realized gains	(0.49)		—		—		—	—	(0.65)

Total distributions to shareholders	(0.63)		(0.16)		(0.08)		(0.11)	(0.13)	(0.80)

Net asset value, end of period	$13.78		$11.82		$10.72		$11.02	$9.63	$6.54

Total return	22.21%		11.94%		(1.87%)		15.67%	49.52%	(39.50%)

Ratios to average net assets(b)

Total gross expenses	1.19%		1.26%		1.22	%(c)	1.11%	1.09%	1.11%

Total net expenses(d)	1.18	%(e)	1.16	%(e)	1.12	%(c)(e)	1.11%	1.09%	1.11%

Net investment income	1.06%		1.41%		1.18	%(c)	1.07%	1.39%	1.68%

Supplemental data

Net assets, end of period (in thousands)	$925,249		$587,324		$595,255		$729,078	$681,073	$450,713

Portfolio turnover	61%		49%		21%		37%	30%	21%

Notes to Financial Highlights

(a)	For the period from April 1, 2011 to February 29, 2012. During the period, the Fund’s fiscal year end was changed from March 31 to February 29.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	19

Columbia Equity Value Fund

Financial Highlights (continued)

	Year Ended February 28,				Year Ended February 29,		Year Ended March 31,
Class B	2014		2013		2012(a)		2011	2010	2009
Per share data
Net asset value, beginning of period	$11.89		$10.77		$11.08		$9.67	$6.57	$12.01

Income from investment operations:

Net investment income	0.04		0.07		0.04		0.03	0.06	0.09

Net realized and unrealized gain (loss)	2.45		1.13		(0.33)		1.40	3.10	(4.80)

Total from investment operations	2.49		1.20		(0.29)		1.43	3.16	(4.71)

Less distributions to shareholders:

Net investment income	(0.04)		(0.08)		(0.02)		(0.02)	(0.06)	(0.08)

Net realized gains	(0.49)		—		—		—	—	(0.65)

Total distributions to shareholders	(0.53)		(0.08)		(0.02)		(0.02)	(0.06)	(0.73)

Net asset value, end of period	$13.85		$11.89		$10.77		$11.08	$9.67	$6.57

Total return	21.16%		11.18%		(2.58%)		14.84%	48.26%	(39.94%)

Ratios to average net assets(b)

Total gross expenses	1.94%		2.00%		1.96	%(c)	1.86%	1.85%	1.88%

Total net expenses(d)	1.93	%(e)	1.91	%(e)	1.88	%(c)(e)	1.86%	1.85%	1.88%

Net investment income	0.32%		0.63%		0.41	%(c)	0.30%	0.68%	0.88%

Supplemental data

Net assets, end of period (in thousands)	$15,807		$12,730		$19,003		$32,311	$50,132	$50,135

Portfolio turnover	61%		49%		21%		37%	30%	21%

Notes to Financial Highlights

(a)	For the period from April 1, 2011 to February 29, 2012. During the period, the Fund’s fiscal year end was changed from March 31 to February 29.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

20	Annual Report 2014

Columbia Equity Value Fund

Financial Highlights (continued)

	Year Ended February 28,				Year Ended February 29,		Year Ended March 31,
Class C	2014		2013		2012(a)		2011	2010	2009
Per share data
Net asset value, beginning of period	$11.72		$10.62		$10.93		$9.55	$6.49	$11.89

Income from investment operations:

Net investment income	0.05		0.07		0.04		0.03	0.05	0.09

Net realized and unrealized gain (loss)	2.41		1.11		(0.32)		1.38	3.08	(4.76)

Total from investment operations	2.46		1.18		(0.28)		1.41	3.13	(4.67)

Less distributions to shareholders:

Net investment income	(0.04)		(0.08)		(0.03)		(0.03)	(0.07)	(0.08)

Net realized gains	(0.49)		—		—		—	—	(0.65)

Total distributions to shareholders	(0.53)		(0.08)		(0.03)		(0.03)	(0.07)	(0.73)

Net asset value, end of period	$13.65		$11.72		$10.62		$10.93	$9.55	$6.49

Total return	21.23%		11.20%		(2.56%)		14.82%	48.35%	(39.97%)

Ratios to average net assets(b)

Total gross expenses	1.93%		2.01%		1.97	%(c)	1.86%	1.85%	1.87%

Total net expenses(d)	1.93	%(e)	1.91	%(e)	1.88	%(c)(e)	1.86%	1.85%	1.87%

Net investment income	0.39%		0.66%		0.44	%(c)	0.32%	0.62%	0.94%

Supplemental data

Net assets, end of period (in thousands)	$31,265		$4,147		$4,203		$4,977	$4,895	$3,103

Portfolio turnover	61%		49%		21%		37%	30%	21%

Notes to Financial Highlights

(a)	For the period from April 1, 2011 to February 29, 2012. During the period, the Fund’s fiscal year end was changed from March 31 to February 29.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	21

Columbia Equity Value Fund

Financial Highlights (continued)

	Year Ended February 28,		Year Ended February 29,		Year Ended March 31,
Class I	2014	2013	2012(a)		2011	2010	2009
Per share data
Net asset value, beginning of period	$11.59	$10.51	$11.03		$9.64	$6.55	$11.99

Income from investment operations:

Net investment income	0.20	0.19	0.14		0.14	0.14	0.21

Net realized and unrealized gain (loss)	2.38	1.10	(0.36)		1.40	3.12	(4.80)

Total from investment operations	2.58	1.29	(0.22)		1.54	3.26	(4.59)

Less distributions to shareholders:

Net investment income	(0.21)	(0.21)	(0.30)		(0.15)	(0.17)	(0.20)

Net realized gains	(0.49)	—	—		—	—	(0.65)

Total distributions to shareholders	(0.70)	(0.21)	(0.30)		(0.15)	(0.17)	(0.85)

Net asset value, end of period	$13.47	$11.59	$10.51		$11.03	$9.64	$6.55

Total return	22.63%	12.46%	(1.59%)		16.18%	50.13%	(39.22%)

Ratios to average net assets(b)

Total gross expenses	0.69%	0.78%	0.74	%(c)	0.63%	0.66%	0.69%

Total net expenses(d)	0.69%	0.75%	0.69	%(c)	0.63%	0.66%	0.69%

Net investment income	1.57%	1.83%	1.52	%(c)	1.50%	1.50%	2.00%

Supplemental data

Net assets, end of period (in thousands)	$16	$10	$9		$10	$18,363	$4

Portfolio turnover	61%	49%	21%		37%	30%	21%

Notes to Financial Highlights

(a)	For the period from April 1, 2011 to February 29, 2012. During the period, the Fund’s fiscal year end was changed from March 31 to February 29.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

22	Annual Report 2014

Columbia Equity Value Fund

Financial Highlights (continued)

	Year Ended February 28,		Year Ended February 29,		Year Ended March 31,
Class K	2014	2013	2012(a)		2011	2010	2009
Per share data
Net asset value, beginning of period	$11.86	$10.75	$11.05		$9.65	$6.56	$11.98

Income from investment operations:

Net investment income	0.16	0.17	0.11		0.12	0.13	0.19

Net realized and unrealized gain (loss)	2.45	1.12	(0.32)		1.40	3.10	(4.79)

Total from investment operations	2.61	1.29	(0.21)		1.52	3.23	(4.60)

Less distributions to shareholders:

Net investment income	(0.16)	(0.18)	(0.09)		(0.12)	(0.14)	(0.17)

Net realized gains	(0.49)	—	—		—	—	(0.65)

Total distributions to shareholders	(0.65)	(0.18)	(0.09)		(0.12)	(0.14)	(0.82)

Net asset value, end of period	$13.82	$11.86	$10.75		$11.05	$9.65	$6.56

Total return	22.31%	12.13%	(1.81%)		15.94%	49.64%	(39.30%)

Ratios to average net assets(b)

Total gross expenses	1.04%	1.08%	1.03	%(c)	0.92%	0.92%	0.97%

Total net expenses(d)	1.04%	1.05%	0.97	%(c)	0.92%	0.92%	0.93%

Net investment income	1.22%	1.55%	1.14	%(c)	1.26%	1.53%	1.83%

Supplemental data

Net assets, end of period (in thousands)	$4,514	$3,394	$2,762		$13,828	$10,093	$4,173

Portfolio turnover	61%	49%	21%		37%	30%	21%

Notes to Financial Highlights

(a)	For the period from April 1, 2011 to February 29, 2012. During the period, the Fund’s fiscal year end was changed from March 31 to February 29.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	23

Columbia Equity Value Fund

Financial Highlights (continued)

	Year Ended February 28,			Year Ended February 29,		Year Ended March 31,
Class R	2014		2013	2012(a)		2011	2010	2009
Per share data
Net asset value, beginning of period	$11.82		$10.72	$11.02		$9.63	$6.54	$11.98

Income from investment operations:

Net investment income	0.12		0.13	0.09		0.08	0.08	0.15

Net realized and unrealized gain (loss)	2.43		1.11	(0.33)		1.39	3.12	(4.79)

Total from investment operations	2.55		1.24	(0.24)		1.47	3.20	(4.64)

Less distributions to shareholders:

Net investment income	(0.12)		(0.14)	(0.06)		(0.08)	(0.11)	(0.15)

Net realized gains	(0.49)		—	—		—	—	(0.65)

Total distributions to shareholders	(0.61)		(0.14)	(0.06)		(0.08)	(0.11)	(0.80)

Net asset value, end of period	$13.76		$11.82	$10.72		$11.02	$9.63	$6.54

Total return	21.88%		11.68%	(2.08%)		15.35%	49.13%	(39.60%)

Ratios to average net assets(b)

Total gross expenses	1.43%		1.51%	1.47	%(c)	1.39%	1.45%	1.50%

Total net expenses(d)	1.43	%(e)	1.41%	1.38	%(c)	1.39%	1.45%	1.25%

Net investment income	0.87%		1.18%	0.95	%(c)	0.78%	0.88%	1.55%

Supplemental data

Net assets, end of period (in thousands)	$992		$38	$29		$34	$30	$2

Portfolio turnover	61%		49%	21%		37%	30%	21%

Notes to Financial Highlights

(a)	For the period from April 1, 2011 to February 29, 2012. During the period, the Fund’s fiscal year end was changed from March 31 to February 29.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

24	Annual Report 2014

Columbia Equity Value Fund

Financial Highlights (continued)

	Year Ended February 28,			Year Ended February 29,		Year Ended March 31,
Class R4	2014		2013	2012(a)		2011	2010	2009
Per share data
Net asset value, beginning of period	$11.86		$10.74	$11.07		$9.64	$6.55	$11.98

Income from investment operations:

Net investment income	0.19		0.15	0.13		0.10	0.11	0.15

Net realized and unrealized gain (loss)	2.43		1.13	(0.34)		1.40	3.10	(4.78)

Total from investment operations	2.62		1.28	(0.21)		1.50	3.21	(4.63)

Less distributions to shareholders:

Net investment income	(0.17)		(0.16)	(0.12)		(0.07)	(0.12)	(0.15)

Net realized gains	(0.49)		—	—		—	—	(0.65)

Total distributions to shareholders	(0.66)		(0.16)	(0.12)		(0.07)	(0.12)	(0.80)

Net asset value, end of period	$13.82		$11.86	$10.74		$11.07	$9.64	$6.55

Total return	22.45%		12.03%	(1.77%)		15.67%	49.35%	(39.51%)

Ratios to average net assets(b)

Total gross expenses	0.94%		1.21%	1.29	%(c)	1.18%	1.17%	1.20%

Total net expenses(d)	0.93	%(e)	1.15%	0.92	%(c)	1.18%	1.17%	1.19%

Net investment income	1.42%		1.43%	1.40	%(c)	1.07%	1.32%	1.71%

Supplemental data

Net assets, end of period (in thousands)	$105		$8	$8		$8	$183	$107

Portfolio turnover	61%		49%	21%		37%	30%	21%

Notes to Financial Highlights

(a)	For the period from April 1, 2011 to February 29, 2012. During the period, the Fund’s fiscal year end was changed from March 31 to February 29.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	25

Columbia Equity Value Fund

Financial Highlights (continued)

	Year Ended February 28,		Year Ended February 29,		Year Ended March 31,
Class R5	2014	2013	2012(a)		2011	2010	2009
Per share data
Net asset value, beginning of period	$11.83	$10.73	$11.03		$9.63	$6.54	$11.98

Income from investment operations:

Net investment income	0.17	0.19	0.15		0.14	0.15	0.20

Net realized and unrealized gain (loss)	2.46	1.11	(0.33)		1.41	3.10	(4.80)

Total from investment operations	2.63	1.30	(0.18)		1.55	3.25	(4.60)

Less distributions to shareholders:

Net investment income	(0.19)	(0.20)	(0.12)		(0.15)	(0.16)	(0.19)

Net realized gains	(0.49)	—	—		—	—	(0.65)

Total distributions to shareholders	(0.68)	(0.20)	(0.12)		(0.15)	(0.16)	(0.84)

Net asset value, end of period	$13.78	$11.83	$10.73		$11.03	$9.63	$6.54

Total return	22.59%	12.34%	(1.53%)		16.26%	50.15%	(39.29%)

Ratios to average net assets(b)

Total gross expenses	0.78%	0.83%	0.79	%(c)	0.67%	0.67%	0.75%

Total net expenses(d)	0.78%	0.80%	0.73	%(c)	0.67%	0.67%	0.75%

Net investment income	1.32%	1.78%	1.59	%(c)	1.49%	1.72%	2.05%

Supplemental data

Net assets, end of period (in thousands)	$22	$1,149	$1,043		$1,066	$7	$2

Portfolio turnover	61%	49%	21%		37%	30%	21%

Notes to Financial Highlights

(a)	For the period from April 1, 2011 to February 29, 2012. During the period, the Fund’s fiscal year end was changed from March 31 to February 29.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

26	Annual Report 2014

Columbia Equity Value Fund

Financial Highlights (continued)

	Year Ended February 28,			Year Ended February 29,		Year Ended March 31,
Class W	2014		2013	2012(a)		2011	2010	2009
Per share data
Net asset value, beginning of period	$11.89		$10.76	$11.03		$9.63	$6.54	$11.98

Income from investment operations:

Net investment income	0.14		0.15	0.09		0.11	0.12	0.16

Net realized and unrealized gain (loss)	2.46		1.12	(0.33)		1.40	3.10	(4.80)

Total from investment operations	2.60		1.27	(0.24)		1.51	3.22	(4.64)

Less distributions to shareholders:

Net investment income	(0.14)		(0.14)	(0.03)		(0.11)	(0.13)	(0.15)

Net realized gains	(0.49)		—	—		—	—	(0.65)

Total distributions to shareholders	(0.63)		(0.14)	(0.03)		(0.11)	(0.13)	(0.80)

Net asset value, end of period	$13.86		$11.89	$10.76		$11.03	$9.63	$6.54

Total return	22.16%		11.92%	(2.19%)		15.82%	49.56%	(39.54%)

Ratios to average net assets(b)

Total gross expenses	1.19%		1.26%	1.13	%(c)	1.14%	1.03%	1.15%

Total net expenses(d)	1.18	%(e)	1.16%	1.10	%(c)(e)	1.14%	1.03%	1.15%

Net investment income	1.08%		1.38%	0.89	%(c)	1.04%	1.45%	1.66%

Supplemental data

Net assets, end of period (in thousands)	$19		$13	$25		$20,400	$4	$2

Portfolio turnover	61%		49%	21%		37%	30%	21%

Notes to Financial Highlights

(a)	For the period from April 1, 2011 to February 29, 2012. During the period, the Fund’s fiscal year end was changed from March 31 to February 29.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	27

Columbia Equity Value Fund

Financial Highlights (continued)

Class Y	Year Ended February 28, 2014(a)
Per share data
Net asset value, beginning of period	$11.61

Income from investment operations

Net investment income	0.19

Net realized and unrealized gain	2.41

Total from investment operations	2.60

Less distributions to shareholders:

Net investment income	(0.20)

Net realized gains	(0.49)

Total distributions to shareholders	(0.69)

Net asset value, end of period	$13.52

Total return	22.76%

Ratios to average net assets(b)

Total gross expenses	0.72%

Total net expenses(c)	0.72%

Net investment income	1.46%

Supplemental data

Net assets, end of period (in thousands)	$6

Portfolio turnover	61%

Notes to Financial Highlights

(a)	Shares commenced operations on February 28, 2013.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

28	Annual Report 2014

Columbia Equity Value Fund

Financial Highlights (continued)

	Year Ended February 28,				Year Ended February 29,		Year Ended March 31,
Class Z	2014		2013		2012(a)		2011(b)
Per share data
Net asset value, beginning of period	$11.84		$10.73		$11.03		$9.32

Income from investment operations:

Net investment income	0.19		0.18		0.15		0.06

Net realized and unrealized gain (loss)	2.42		1.12		(0.34)		1.72

Total from investment operations	2.61		1.30		(0.19)		1.78

Less distributions to shareholders:

Net investment income	(0.17)		(0.19)		(0.11)		(0.07)

Net realized gains	(0.49)		—		—		—

Total distributions to shareholders	(0.66)		(0.19)		(0.11)		(0.07)

Net asset value, end of period	$13.79		$11.84		$10.73		$11.03

Total return	22.40%		12.32%		(1.62%)		19.16%

Ratios to average net assets(c)

Total gross expenses	0.93%		1.01%		0.96	%(d)	0.87	%(d)

Total net expenses(e)	0.93	%(f)	0.91	%(f)	0.86	%(d)(f)	0.87	%(d)

Net investment income	1.41%		1.68%		1.67	%(d)	1.35	%(d)

Supplemental data

Net assets, end of period (in thousands)	$115,642		$785		$552		$3

Portfolio turnover	61%		49%		21%		37%

Notes to Financial Highlights

(a)	For the period from April 1, 2011 to February 29, 2012. During the period, the Fund’s fiscal year end was changed from March 31 to February 29.

(b)	For the period from September 27, 2010 (commencement of operations) to March 31, 2011.

(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Annualized.

(e)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	29

Columbia Equity Value Fund

Notes to Financial Statements

February 28, 2014

Note 1. Organization

Columbia Equity Value Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class K, Class R, Class R4, Class R5, Class W, Class Y and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund’s Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds.

Class K shares are not subject to sales charges, however this share class is closed to new investors.

Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other eligible investors.

Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain other eligible investors.

Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans.

Class W shares are not subject to sales charges and are available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Y shares are not subject to sales charges and are generally available only to certain retirement plans.

Class Z shares are not subject to sales charges and are available only to certain eligible investors, which are subject to different investment minimums.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign equity securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are

30	Annual Report 2014

Columbia Equity Value Fund

Notes to Financial Statements (continued)

February 28, 2014

generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board of Trustees (the Board), including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in open-end investment companies, including money market funds, are valued at net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day’s exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

The Fund may receive distributions from holdings in business development companies (BDCs), exchange traded funds (ETFs) and real estate investment trusts (REITs), which report information on the character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on estimates made by the Fund’s management if actual information has not yet been reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the BDCs, ETFs and REITs, which could result in a proportionate change in return of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially

Annual Report 2014	31

Columbia Equity Value Fund

Notes to Financial Statements (continued)

February 28, 2014

all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid each calendar quarter. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.66% to 0.49% as the Fund’s net assets increase. The effective investment management fee rate for the year ended February 28, 2014 was 0.63% of the Fund’s average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.06% to 0.03% as the Fund’s net assets increase. The effective administration fee rate for the year ended February 28, 2014 was 0.06% of the Fund’s average daily net assets.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board, including payments to a company providing limited administrative services to the Fund and the Board. That company’s expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended February 28, 2014, other expenses paid to this company were $3,736.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not “interested persons” of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts (other than omnibus accounts for which American

32	Annual Report 2014

Columbia Equity Value Fund

Notes to Financial Statements (continued)

February 28, 2014

Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees. Class I shares do not pay transfer agent fees. Total transfer agent fees for Class K and Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to each share class. Class Y shares are not subject to transfer agent fees.

For the year ended February 28, 2014, the Fund’s effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.21%
Class B	0.21
Class C	0.20
Class K	0.05
Class R	0.20
Class R4	0.20
Class R5	0.05
Class W	0.20
Class Z	0.20

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the year ended February 28, 2014, these minimum account balance fees reduced total expenses by $19,862.

Plan Administration Fees

Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund’s average daily net assets attributable to Class K shares for the provision of various administrative, recordkeeping, communication and educational services.

Distribution Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class A and Class W shares, a fee at an annual rate of up to 0.50% of the Fund’s average daily net assets attributable to Class R shares (of which up to 0.25% may be used for shareholder services) and a fee at an annual rate of up to 1.00% of the Fund’s average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $1,725,000 and $150,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of December 31, 2013, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $227,589 for Class A, $3,957 for Class B and $1,388 for Class C shares for the year ended February 28, 2014.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period disclosed below, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rates as a percentage of the class’ average daily net assets:

Fee Rates Contractual through June 30, 2014
Class A	1.18%
Class B	1.93
Class C	1.93
Class I	0.77
Class K	1.07
Class R	1.43
Class R4	0.93
Class R5	0.82
Class W	1.18
Class Y	0.77
Class Z	0.93

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement

Annual Report 2014	33

Columbia Equity Value Fund

Notes to Financial Statements (continued)

February 28, 2014

commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At February 28, 2014, these differences are primarily due to differing treatment for capital loss carryforwards, deferral/reversal of wash sales losses, Trustees’ deferred compensation, foreign currency transactions and re-characterization of distributions for investments. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$(242,268)
Accumulated net realized loss	(200,487,347)
Paid-in capital	200,729,615

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

	Year Ended February 28, 2014	Year Ended February 28, 2013
Ordinary income	$11,610,422	$8,861,797
Long-term capital gains	44,109,741	—
Total	$55,720,163	$8,861,797

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At February 28, 2014, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$2,192,059
Undistributed accumulated long-term gain	76,938,036
Unrealized appreciation	207,551,384

At February 28, 2014, the cost of investments for federal income tax purposes was $883,036,002 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$211,048,240
Unrealized depreciation	(3,496,856)
Net unrealized appreciation	$207,551,384

The following capital loss carryforward, determined at February 28, 2014, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount ($)
2017	106,018,598

For the year ended February 28, 2014, capital loss carryforwards of $96,567,442 were permanently lost and $112,911,415 were utilized to offset current year gains. Columbia Equity Value Fund acquired capital loss carryforwards in connection with the merger with Columbia Large Cap Value Fund of $296,420,216. As a result of this ownership change, the utilization of both the acquiring fund and acquired fund capital loss carryforwards may be limited by the Internal Revenue Code.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $664,254,559 and $982,270,133, respectively, for the year ended February 28, 2014.

Transactions to realign the Fund’s portfolio following the merger as described in Note 8 are excluded for purposes of calculating the Fund’s portfolio turnover rate. These realignment transactions amounted to cost of purchases and proceeds from sales of $10,957,768 and $8,443,735, respectively.

34	Annual Report 2014

Columbia Equity Value Fund

Notes to Financial Statements (continued)

February 28, 2014

Note 6. Affiliated Money Market Fund

The Fund invests its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as “Dividends — affiliated issuers” in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. Effective December 10, 2013, the Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. Prior to December 10, 2013, the commitment fee was charged at the annual rate of 0.08% per annum. The commitment fee is included in other expenses in the Statement of Operations.

The Fund had no borrowings during the year ended February 28, 2014.

Note 8. Fund Merger

At the close of business on April 26, 2013, the Fund acquired the assets and assumed the identified liabilities of Columbia Large Cap Value Fund, a series of Columbia Funds Series Trust (the acquired fund). The reorganization was completed after shareholders of the acquired fund approved a plan of reorganization on February 27, 2013. The purpose of the transaction was to combine two funds managed by the Investment Manager with comparable investment objectives and strategies.

The aggregate net assets of the Fund immediately before the acquisition were $632,565,282 and the combined net assets immediately after the acquisition were $1,217,732,094.

The merger was accomplished by a tax-free exchange of 43,816,346 shares of the acquired fund valued at $585,166,812 (including $138,447,417 of unrealized appreciation).

In exchange for the acquired fund’s shares, the Fund issued the following number of shares:

Shares
Class A	32,813,908
Class B	680,034
Class C	2,025,364
Class I	271
Class R	59,981
Class W	263
Class Y	318,778
Class Z	11,446,337

For financial reporting purposes, net assets received and shares issued by the Fund were recorded at fair value; however, the acquired fund’s cost of investments was carried forward.

The financial statements reflect the operations of the Fund for the period prior to the merger and the combined fund for the period subsequent to the merger. Because the combined investment portfolios have been managed as a single integrated portfolio since the merger was completed, it is not practicable to separate the amounts of revenue and earnings of the acquired fund that have been included in the combined Fund’s Statement of Operations since the merger was completed.

Assuming the merger had been completed on March 1, 2013, the Fund’s pro-forma net investment income, net gain on investments, net change in unrealized depreciation and net increase in net assets from operations for the year ended February 28, 2014 would have been approximately $13.0 million, $257.8 million, $(25.7) million and $245.1 million, respectively.

Note 9. Significant Risks

Financial Sector Risk

Sector risk occurs when a fund invests a significant portion of its assets in securities of companies conducting business in a related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic, regulatory, political or market events or conditions, making a fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. The Fund may be more susceptible to the particular risks that may affect companies in the financial sector than if it were invested in a wider variety of companies in unrelated sectors.

Annual Report 2014	35

Columbia Equity Value Fund

Notes to Financial Statements (continued)

February 28, 2014

Note 10. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 11. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

36	Annual Report 2014

Columbia Equity Value Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust II and the Shareholders of

Columbia Equity Value Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Equity Value Fund (the “Fund”, a series of Columbia Funds Series Trust II) at February 28, 2014, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2014 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for our opinion. The financial highlights for the Fund for the periods ended on February 29, 2012 and prior were audited by another independent registered public accounting firm whose report dated April 23, 2012 expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP

Minneapolis, Minnesota

April 21, 2014

Annual Report 2014	37

Columbia Equity Value Fund

Federal Income Tax Information

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended February 28, 2014. Shareholders will be notified in early 2015 of the amounts for use in preparing 2014 income tax returns.

Tax Designations

Qualified Dividend Income	100.00%
Dividends Received Deduction	100.00%
Capital Gain Dividend	$127,100,166

Qualified Dividend Income. For taxable, non-corporate shareholders, the percentage of ordinary income dividends paid during the fiscal year that represents qualified dividend income subject to reduced tax rates.

Dividends Received Deduction. The percentage of ordinary income dividends paid during the fiscal year that qualifies for the corporate dividends received deduction.

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period. The Fund also designates as capital gain dividends, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

38	Annual Report 2014

Columbia Equity Value Fund

Trustees and Officers

Shareholders elect the Board that oversees the Funds’ operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Funds’ Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve through the end of the calendar year in which he or she reaches either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Independent Trustees
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	131	Trustee, BlueCross BlueShield of Minnesota since 2009
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; Chairman and Chief Executive Officer, John Hancock Funds (mutual funds), 1989-2000	129	Former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Director or Management Director of US Equity Research, Chase Asset Management, 1996-2003; Investment Banker, Morgan Stanley, 1982-1996	131	None
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Chair of the Board since 1/14, Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies); previously, Senior Vice President, Sara Lee Corporation; Senior Vice President and Chief Financial officer, Beatrice Foods Company; Vice President, Esmark, Inc.; Associate, Price Waterhouse	131	Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel) since July 2003; Director, International Textile Corp. since 2012; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010-2013; former Trustee, BofA Funds Series Trust (11 funds), 2009-2011; Director, Spectrum Brands, Inc. (consumer products), 2002-2009; Director, Simmons Company (bedding), 2004-2010
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	131	None
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	129	Trustee, BofA Funds Series Trust (11 funds)

Annual Report 2014	39

Columbia Equity Value Fund

Trustees and Officers (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting) since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), September 2003-May 2011	129	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance), 2003-2011
Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1939	Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds, Board Chair 1/07-12/13	President Emeritus and Professor of Economics Emeritus, Carleton College since 2002	131	Director, Valmont Industries, Inc. (irrigation systems manufacturer), 2002-2013
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998	131	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 2000 for Legacy Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1993-1997	131	Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Director, Infinity, Inc. (oil and gas exploration and production) since 1994; Director, OGE Energy Corp. (energy and energy services) since November 2007
Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. since 1998	129	Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; former Trustee, BofA Funds Series Trust (11 funds)
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc., (biotechnology) 2003-2010	131	Director, Healthways, Inc. (health and wellbeing solutions) since 2005; Director, ICI Mutual Insurance Company, RRG since 2011; Director, Abt Associates (government contractor) since 2001; Director, Boston Children’s Hospital since 2002

40	Annual Report 2014

Columbia Equity Value Fund

Trustees and Officers (continued)

Interested Trustee Not Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008	129	Director, Renaissance Reinsurance Ltd. since May 2008; Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011

*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.

Interested Trustee Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012	183	Former Director, Ameriprise Certificate Company, 2006-January 2013

*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The SAI has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary or visiting columbiamanagement.com.

Annual Report 2014	41

Columbia Equity Value Fund

Trustees and Officers (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds’ other officers are: Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 Born 1964	President and Principal Executive Officer (2009)	Managing Director and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; and President, Columbia Funds since 2009; Managing Director, Columbia Management Advisors, LLC, December 2004-April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, June 2008-January 2009; and senior officer of Columbia Funds and affiliated funds since 2003
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011) and Chief Financial Officer (2009)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; and senior officer of Columbia Funds and affiliated funds since 2002
Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1959	Senior Vice President (2006), Chief Legal Officer (2006) and Assistant Secretary (2011)	Senior Vice President and Assistant General Counsel — Global Asset Management, Ameriprise Financial since February 2014 (previously, Senior Vice President and Lead Chief Counsel — Asset Management, 2012-February 2014; Vice President and Lead Chief Counsel — Asset Management, 2010-2012; and Vice President and Chief Counsel — Asset Management, 2005-2010); Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; senior officer of Columbia Funds and affiliated funds since 2006
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc. since May 2010; Chief Compliance Officer, Ameriprise Certificate Company, since September 2010; Compliance Executive, Bank of America, 2005-April 2010
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc. since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America 2005-April 2010
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Chief Accounting Officer (2008)	Vice President — Mutual Fund Treasurer, Columbia Management Investment Advisers, LLC since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, 2006-April 2010
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Vice President (2011) and Assistant Secretary (2008)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013, and Group Counsel, November 2008-January 2010); Director, Managing Director and General Counsel, J. & W. Seligman & Co. Incorporated, July 2008-November 2008
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010, and Vice President — Asset Management and Trust Company Services, 2006-2009)
Paul D. Pearson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1956	Vice President (2011) and Assistant Treasurer (1999)	Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC since May 2010; Vice President — Managed Assets, Investment Accounting, Ameriprise Financial, Inc., 1998-April 2010
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	Vice President and Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since January 2010 (previously Vice President and Group Counsel or Counsel, 2004-January 2010); officer of Columbia Funds and affiliated funds since 2007
Stephen T. Welsh 225 Franklin Street Boston, MA 02110 Born 1957	Vice President (2006)	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc., 2004-April 2010; Managing Director, Columbia Management Distributors, Inc., 2007-April 2010

42	Annual Report 2014

Columbia Equity Value Fund

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Annual Report 2014	43

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44	Annual Report 2014

Columbia Equity Value Fund

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2014	45

Columbia Equity Value Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and, if available, a summary prospectus, which contains this and other important information about the Fund, go to columbiamanagement.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

ANN145_02_D01_(04/14)

Item 2. Code of Ethics.

(a)	The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)	During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics described in 2(a) above that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that Edward J. Boudreau, Pamela G. Carlton, William A. Hawkins and Alison Taunton-Rigby, each of whom are members of the registrant’s Board of Trustees and Audit Committee, each qualify as an audit committee financial expert. Mr. Boudreau, Ms. Carlton, Mr. Hawkins and Ms. Taunton-Rigby are each independent trustees, as defined in paragraph (a)(2) of this item’s instructions.

Item 4. Principal Accountant Fees and Services.

Fee information below is disclosed for the one series of the registrant whose reports to stockholders are included in this annual filing.

(a) Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended February 28, 2014 and February 28, 2013 are approximately as follows:

2014	2013
$20,800	$20,800

Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended February 28, 2014 and February 28, 2013 are approximately as follows:

2014	2013
$2,400	$400

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above. In both fiscal years 2014 and 2013, Audit-Related Fees consist of agreed-upon procedures performed for semi-annual shareholder reports. Fiscal year 2014 also includes Audit-Related Fees for agreed-upon procedures for fund mergers.

The fees for the fiscal years ended February 28, 2014 and February 28, 2013 shown below for audit-related services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were required to be pre-approved by the registrant’s Audit Committee are approximately as follows:

2014	2013
$0	$6,200

Fiscal year 2013 includes fees billed for the review and provision of consent in connection with fund mergers and the review of documentation around a change in independent accountant.

(c) Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended February 28, 2014 and February 28, 2013 are approximately as follows:

2014	2013
$5,800	$5,300

Tax Fees include amounts for the review of annual tax returns, the review of required shareholder distribution calculations and typically include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning.

The fees for the fiscal year ended February 28, 2014 and February 28, 2013 shown below, for tax services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were required to be pre-approved by the registrant’s Audit Committee are approximately as follows:

2014	2013
$0	$100,000

In fiscal year 2013, this fee consists of fees billed for a subscription to a tax database and fees billed for tax consulting services.

(d) All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended February 28, 2014 and February 28, 2013 are approximately as follows:

2014	2013
$0	$0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

Aggregate All Other Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended February 28, 2014 and February 28, 2013 are approximately as follows:

2014	2013
$135,000	$200,000

In both fiscal years 2014 and 2013, All Other Fees consist of fees billed for internal control reviews.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant’s Audit Committee is required to pre-approve the engagement of the registrant’s independent auditors to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (excluding any sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser (the “Adviser”) or any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (a “Control Affiliate”) if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Auditors for Audit and Non-Audit Services (the “Policy”). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant (“Fund Services”); (ii) non-audit services to the registrant’s Adviser and any Control Affiliates, that relates directly to the operations and financial reporting of a Fund (“Fund-related Adviser Services”); and (iii) certain other audit and non-audit services to the registrant’s Adviser and its Control Affiliates. A service will require specific pre-approval by the Audit Committee if it is to be provided by the Fund’s independent auditor; provided, however, that pre-approval of non-audit services to the Fund, the Adviser or Control Affiliates may be waived if certain de minimis requirements set forth in the SEC’s rules are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are independent board members. The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee's responsibilities with respect to the pre-approval of services performed by the independent auditor may not be delegated to management.

On an annual basis, at a regularly scheduled Audit Committee meeting, the Fund’s Treasurer or other Fund officer shall submit to the Audit Committee a schedule of the types of Fund Services and Fund-related Adviser Services that are subject to specific pre-approval. This schedule will provide a description of each type of service that is subject to specific pre-approval, along with total projected fees for each service. The pre-approval will generally cover a one-year period. The Audit Committee will review and approve the types of services and the projected fees for the next one-year period and may add to, or subtract from, the list of pre-approved services from time to time, based on subsequent determinations. This specific approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent auditor will be permitted to perform and the projected fees for each service.

The Fund’s Treasurer or other Fund officer shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services provided since the last such report was rendered, including a description of the services, by category, with forecasted fees for the annual reporting period, proposed changes requiring specific pre-approval and a description of services provided by the independent auditor, by category, with actual fees during the current reporting period.

*****

(e)(2) 100% of the services performed for items (b) through (d) above during 2014 and 2013 were pre-approved by the registrant’s Audit Committee.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended February 28, 2014 and February 28, 2013 are approximately as follows:

2014	2013
$143,200	$311,900

(h) The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)	The registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that material information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)	There was no change in the registrant's internal control over financial reporting that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Columbia Funds Series Trust II

By (Signature and Title)	/s/ J. Kevin Connaughton
J. Kevin Connaughton, President and Principal Executive Officer

Date	April 21, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ J. Kevin Connaughton
J. Kevin Connaughton, President and Principal Executive Officer

Date	April 21, 2014

By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Treasurer and Chief Financial Officer

Date	April 21, 2014